UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 19, 2021

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Trinity Street, #3.312.09, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02: Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements

On March 24, 2021, Genprex, Inc. (the “Company”) entered into an amendment (the “Vaczy Amendment”) to the employment agreement by and between the Company and Catherine Vaczy effective as of March 19, 2021 pursuant to which Ms. Vaczy’s title was changed to EVP, General Counsel and Chief Strategy Officer, and her base salary was increased to $420,000 per year.

On March 24, 2021, the Company entered into an amendment (the “Redman Amendment”) to the employment agreement by and between the Company and Michael Redman effective as of March 19, 2021 pursuant to which Mr. Redman’s base salary was increased to $400,000 per year.

The foregoing descriptions of the Vaczy Amendment and Redman Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the Vaczy Amendment and Redman Amendment, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Bonuses

On March 19, 2021, the Compensation Committee of the Board of Directors of the Company approved the payment of a bonus in the amount of $240,000 to J. Rodney Varner, the Chief Executive Officer of the Company; $138,000 to Ryan Confer, the Chief Financial Officer of the Company; $121,667 to Catherine Vaczy, the Executive Vice President and Chief Strategy Officer of the Company; and $100,000 to Michael Redman, the Executive Vice President and Chief Operating Officer of the Company in consideration for their efforts during the 2020 fiscal year in advancing the business of the Company.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

10.1+	First Amendment to Executive Employment Agreement dated as of March 24, 2021 by and between Genprex, Inc. and Catherine Vaczy
10.2+	First Amendment to Executive Employment Agreement dated as of March 24, 2021 by and between Genprex, Inc. and Michael Redman

+ Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: March 25, 2021	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)